Filed Pursuant to Rule 497(c)
                                                     1933 Act File No. 333-12745
                                                     1040 Act File No. 811-07831



STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2005
for FMI FOCUS FUND





                                 FMI FUNDS, INC.
                      100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Focus Fund dated January 31, 2005. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling (414) 226-4555.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2004, of FMI Focus Fund (File No. 811-07831) as filed with the Securities and Exchange Commission on Form N-CSR on November 29, 2004:

                        Report of Independent Registered Public Accounting Firm Statement of Net Assets
                        Statement of Operations
                        Statements of Changes in Net Assets
                        Financial Highlights
                        Notes to Financial Statements


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                                 FMI FUNDS, INC.

                                Table of Contents
                                -----------------
                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION.............................................1

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT CONSIDERATIONS...................................................3

DISCLOSURE OF PORTFOLIO HOLDINGS...........................................12

DIRECTORS AND OFFICERS OF THE CORPORATION..................................13

DOLLAR RANGE OF FUND SHARES................................................19

PRINCIPAL SHAREHOLDERS.....................................................19

INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR..........................20

DETERMINATION OF NET ASSET VALUE...........................................23

DISTRIBUTION OF SHARES.....................................................24

RETIREMENT PLANS...........................................................25

AUTOMATIC INVESTMENT PLAN..................................................29

REDEMPTION OF SHARES.......................................................29

SYSTEMATIC WITHDRAWAL PLAN.................................................29

ALLOCATION OF PORTFOLIO BROKERAGE..........................................30

CUSTODIAN..................................................................31

TAXES......................................................................31

SHAREHOLDER MEETINGS.......................................................32

CAPITAL STRUCTURE..........................................................33

DESCRIPTION OF SECURITIES RATINGS..........................................34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................35



                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION


                  FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the "Corporation"), is an open-end management investment company consisting of one diversified portfolio, FMI Focus Fund (the "Focus Fund"), and one non-diversified portfolio, the FMI Large Cap Fund (the "Large Cap Fund") (collectively the Focus Fund and the Large Cap Fund are referred to as the "Funds"). This Statement of Additional Information provides information about the Focus Fund. The Corporation is registered under the Investment Company Act of 1940 (the "Act").


                             INVESTMENT RESTRICTIONS

                  The Focus Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Focus Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Focus Fund.

                  1. The Focus Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Focus Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

                  2. The Focus Fund may sell securities short and write put and call options to the extent permitted by the Act.

                  3. The Focus Fund may borrow money or issue senior securities to the extent permitted by the Act.

                  4. The Focus Fund may pledge or hypothecate its assets to secure its borrowings.

                  5. The Focus Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

                  6. The Focus Fund will not make investments for the purpose of exercising control or management of any company.


                  7. The Focus Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Focus Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Focus Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Focus Fund's total assets may be invested without regard to these limitations.

                  8. The Focus Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

                  9. The Focus Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

                  10. The Focus Fund will not act as an underwriter or distributor of securities other than shares of the Focus Fund (except to the extent that the Focus Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

                  11. The Focus Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

                  12. The Focus Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

                  13. The Focus Fund will not purchase or sell commodities or commodity contracts, except that the Focus Fund may enter into futures contracts and options on futures contracts.

                  The Focus Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

                  1. The Focus Fund will not invest more than 15% of the value of its net assets in illiquid securities.

                  2. The Focus Fund's investments in warrants will be limited to 5% of the Focus Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Focus Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

                  3. The Focus Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Focus Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Focus Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Focus Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Focus Fund's net assets would be invested in shares of registered investment companies.

                  The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Focus Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Focus Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

                  The Focus Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Illiquid Securities

                  The Focus Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Focus Fund could adversely affect their marketability, causing the Focus Fund to sell securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Focus Fund's investment adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Focus Fund's investment adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

                  Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Focus Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Focus Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Futures Contracts and Options Thereon

                  The Focus Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

                  The Focus Fund may purchase put and call options and write call options on stock index futures contracts. When the Focus Fund purchases a put or call option on a futures contract, the Focus Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Focus Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Focus Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

                  Some futures and options strategies tend to hedge the Focus Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Focus Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Focus Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Focus Fund may engage in related closing transactions with respect to options on futures contracts. The Focus Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

                  The Focus Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission, under which the Focus Fund would be excluded from the definition of a "commodity pool operator."

                  When the Focus Fund  purchases or sells a stock index  futures contract, the Focus Fund "covers" its position. To cover its position, the Focus Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Focus Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Focus Fund may undertake and on the potential increase in the speculative character of the Focus Fund's outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Focus Fund arising from such investment activities.

                  The Focus Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Focus Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Focus Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Focus Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

                  The Focus Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Focus Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Focus Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

                  Although the Focus Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Focus Fund to substantial losses. If trading is not possible, or the Focus Fund determines not to close a futures position in anticipation of adverse price movements, the Focus Fund will be required to make daily cash payments of variation margin. The risk that the Focus Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

                  The Focus Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

                  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Focus Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

                  Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Focus Fund may buy or sell.

                  Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Focus Fund will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Focus Fund will not enter into an option position that exposes the Focus Fund to an obligation to another party, unless the Focus Fund either (i) owns an offsetting position in securities or other options; and/or
(ii) maintains with the Focus Fund's custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

                  The Focus Fund may utilize index options as a technique to leverage its portfolio. If the Focus Fund is correct in its assessment of the future direction of stock prices, its share price will be enhanced. If the Focus Fund takes a position in options and stock prices move in a direction contrary to its forecast however, the Focus Fund would incur losses greater than the Focus Fund would have incurred without the options position.

Options on Securities


                  The Focus Fund may buy put and call options and write (sell) call options on securities. The Focus Fund will comply with the rules and regulations of the Act and, if required, set aside cash or liquid securities to "cover" its obligations when writing options. By writing a call option and receiving a premium, the Focus Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Focus Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Focus Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Focus Fund will be traded on recognized securities exchanges.


                  When writing call options on securities, the Focus Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Focus Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Focus Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Focus Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Focus Fund. The principal reason for the Focus Fund to write call options on stocks held by the Focus Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

                  When the Focus Fund wishes to terminate the Focus Fund's obligation with respect to an option it has written, the Focus Fund may effect a "closing purchase transaction." The Focus Fund accomplishes this by buying an option of the same series as the option previously written by the Focus Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Focus Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Focus Fund accomplishes this by selling an option of the same series as the option previously purchased by the Focus Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

                  The Focus Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Focus Fund if the premium, plus commission costs, paid by the Focus Fund to purchase the call option is less (or greater) than the premium, less commission costs, received by the Focus Fund on the sale of the call option. The Focus Fund also will realize a gain if a call option which the Focus Fund has written lapses unexercised, because the Focus Fund would retain the premium.

                  The Focus Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Focus Fund if the premium, less commission costs, received by the Focus Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Focus Fund to purchase the call or the put option. If a put or a call option which the Focus Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Focus Fund will realize a loss in the amount of the premium paid, plus commission costs.

                  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Focus Fund. In such event, the Focus Fund would be unable to realize its profits or limit its losses until the Focus Fund would exercise options it holds and the Focus Fund would remain obligated until options it wrote were exercised or expired.

                  Because option premiums paid or received by the Focus Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

Short Sales

                  The Focus Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Focus Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Focus Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Focus Fund. Until the security is replaced, the Focus Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Focus Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.


                  Until the Focus Fund closes its short position or replaces the borrowed security, the Focus Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Focus Fund's short position. The potential loss with respect to the short sales is unlimited.


U.S. Treasury Securities

                  The Focus Fund may invest in U.S. Treasury Securities as "cover" for the investment techniques the Focus Fund employs. The Focus Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury Securities differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Focus Fund's portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of the Focus Fund's portfolio investments in these securities.

                  U.S. Treasury Securities may be purchased at a discount. Such securities, when retired, may include an element of capital gain. Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

Borrowing

                  The  Focus  Fund may  borrow  money for  investment  purposes.
Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Focus Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Focus Fund, when it leverages its investments, will increase more when the Focus Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Focus Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, the Focus Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Focus Fund's assets should fail to meet this 300% coverage test, the Focus Fund within three business days will reduce the amount of the Focus Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                  In addition to borrowing for investment purposes, the Focus Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Focus Fund's total assets. For example the Focus Fund may borrow money to facilitate management of the Focus Fund's portfolio by enabling the Focus Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. Such borrowings will be promptly repaid and are not subject to the foregoing 300% asset coverage requirement.

Foreign Securities and American Depository Receipts


                  The Focus Fund may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depository Receipts ("ADRs"). The Focus Fund may invest in ADRs of foreign issuers in foreign markets classified as mature or emerging. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Focus Fund intends to invest in securities of foreign issuers domiciled in nations which the Focus Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.


                  The Focus Fund will invest only in ADRs which are "sponsored". Sponsored facilities are based on an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Warrants

                  The Focus Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Focus Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Money Market Instruments

                  The Focus Fund may invest in cash and money market securities. The Focus Fund may do so to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Focus Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

                  The Focus Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

                  Under a repurchase agreement, the Focus Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Focus Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Focus Fund's investment adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Focus Fund. In the event of a default or bankruptcy by the seller, the Focus Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Focus Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Focus Fund would suffer a loss. The Focus Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Focus Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Focus Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

                  The Focus Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Focus Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Focus Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Focus Fund's shareholders.

Portfolio Turnover


                  The Focus Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Focus Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Focus Fund's sub-adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Focus Fund's investment objective, the rate of portfolio turnover is irrelevant when the Focus Fund's sub-adviser believes a change is in order to achieve those objectives, and the Focus Fund's annual portfolio turnover rate may vary from year to year. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of the Focus Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year. The Focus Fund may have a significant portion of its assets in short-term options and futures contracts which generally are excluded for purposes of calculating portfolio turnover.

Additional Risks

                  As a result of the investment techniques used by the Focus Fund, the Focus Fund may have a significant portion (up to 100%) of its assets maintained as "cover" for the investment techniques the Focus Fund employs. The securities so maintained will be liquid securities. These assets may not be sold while the position in the corresponding instrument or transaction (e.g. short sale, option or futures contract) is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Focus Fund's assets to "cover" investment techniques could impede portfolio management or the Focus Fund's ability to meet redemption requests or other current obligations.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


                  The Focus Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Focus Fund's shareholders. The Focus Fund may not receive any compensation for providing this information. The Focus Fund's Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Focus Fund's portfolio holdings disclosure procedures.

                  Fund Service Providers. The Focus Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Focus Fund's portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Focus Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers include the Focus Fund's administrator, independent registered public accountants and custodian.

                  Rating and Ranking Organizations. The Focus Fund's Board of Directors has determined that the Focus Fund may provide its portfolio holdings to the rating and ranking organizations listed below. The Focus Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to 10 business days following the period.


                  U.S. Bancorp Fund Services, LLC
                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.
                  Thomson Financial Research
                  Vickers Stock Research
                  Mercer Investment Consulting, Inc.


                  The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Focus Fund's shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the officers of the Focus Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Focus Fund will report to the Board of Directors any such unusual trading in Fund shares. The Focus Fund may not pay these organizations.



                  Website Disclosure. The Focus Fund publishes its top ten positions at the end of each calendar quarter on its website (www.fmifunds.com). This information is updated approximately 15 to 30 business days following the end of each quarter. It is available to anyone that visits the website.


                    DIRECTORS AND OFFICERS OF THE CORPORATION

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the directors and officers of the Corporation are as follows:


Interested Directors


                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Patrick J. English, age 44(1)       Director since 1996              President of Fiduciary        FMI Common Stock
100 East Wisconsin Avenue           (Indefinite term); Vice          Management, Inc.              Fund, Inc.
Suite 2200                          President since 1996 (One
Milwaukee, WI  53202                year term); 7 Portfolios
Director and Vice President

Ted D. Kellner, age 58(1)           Director since 1996              Chairman of the Board         Marshall & Ilsley
100 East Wisconsin Avenue           (Indefinite term);               and Chief Executive           Corporation and
Suite 2200                          President and Treasurer          Officer of Fiduciary          FMI Common Stock
Milwaukee, WI  53202                since 1996 (One year term        Management, Inc.              Fund, Inc.
Director, President and             for each office); 7
Treasurer                           Portfolios



                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Richard E. Lane, age 49(1)          Director since 2001              President of Broadview        None
100 East Wisconsin Avenue           (Indefinite term);               Advisors, LLC, the
Suite 2500                          2 Portfolios                     sub-advisor to the Focus
Milwaukee, WI  53202                                                 Fund.  Mr. Lane served
Director                                                             as a portfolio manager
                                                                     and financial analyst
                                                                     with Fiduciary
                                                                     Management, Inc. from
                                                                     September 1994 through
                                                                     April 2001 when he
                                                                     joined Broadview
                                                                     Advisors, LLC.



--------------------

(1) Messrs. English, Kellner and Lane are directors who are "interested persons" of the Corporation as that term is defined in the Act. Messrs. English and Kellner are "interested persons" of the Corporation because they are officers of the Corporation and the Focus Fund's investment adviser and Mr. Lane is an "interested person" of the Corporation because he is an officer of the Focus Fund's sub-adviser.

Non-Interested Directors




                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Barry K. Allen, age 56              Director since 1996              Executive Vice President      Harley-Davidson,
1801 California Street              (Indefinite term); 7             of Qwest Communications       Inc., FMI Common
Denver, CO  80202                   Portfolios                       International, Inc.           Stock Fund, Inc.
Director                                                             (Denver, CO), a global        and FMI Mutual
                                                                     communications company,       Funds, Inc.
                                                                     since September 2002.
                                                                     From July 2000 to
                                                                     September 2002, Mr.
                                                                     Allen was President of
                                                                     Allen Enterprises, LLC
                                                                     (Brookfield, WI) a
                                                                     private equity
                                                                     investments management
                                                                     company he founded after
                                                                     retiring from Ameritech
                                                                     (Chicago, IL) in
                                                                     July 2000.  Mr. Allen
                                                                     had served as an officer
                                                                     of Ameritech since 1995,
                                                                     most recently as
                                                                     President.


George D. Dalton, age 76            Director since 1997              Chairman and Chief            Clark Consulting,
20825 Swenson Drive                 (Indefinite term); 7             Executive Officer,  NOVO 1    Inc., FMI Common
Waukesha, WI  53186                 Portfolios                       (f/k/a Call_Solutions.com,    Stock Fund, Inc.
Director                                                             Inc.)(Waukesha, WI), a        and FMI Mutual
                                                                     privately held company        Funds, Inc.
                                                                     specializing in
                                                                     teleservices call
                                                                     centers.  From 1984 to
                                                                     January 2000, Mr. Dalton
                                                                     was Chairman of the
                                                                     Board of Fiserv, Inc.
                                                                     (Brookfield, WI), a
                                                                     provider of financial
                                                                     data processing services
                                                                     to financial
                                                                     institutions.


Gordon H. Gunnlaugsson, age 60      Director since 2001              Retired; from 1970 to         Renaissance
c/o Fiduciary Management,           (Indefinite term); 7             December 31, 2000,            Learning Systems,
   Inc.                             Portfolios                       employed by M&I               Inc., FMI Common
100 East Wisconsin Avenue                                            Corporation (Milwaukee,       Stock Fund, Inc.
Suite 2200                                                           WI), most recently as         and FMI Mutual
Milwaukee, WI  53202                                                 Executive Vice President      Funds, Inc.
Director                                                             and Chief Financial
                                                                     Officer.


Non-Interested Directors




                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Paul S. Shain, age 42               Director since 2001              President and Chief           FMI Common Stock
5520 Research Park Drive            (Indefinite term); 7             Operating Officer of          Fund, Inc. and
Madison, WI  53711                  Portfolios                       Berbee Information            FMI Mutual Funds,
Director                                                             Networks (Madison, WI),       Inc.
                                                                     a leading provider of
                                                                     e-business development,
                                                                     infrastructure
                                                                     integration and
                                                                     application hosting
                                                                     services, since January
                                                                     2000. Previously
                                                                     employed by Robert W
                                                                     Baird & Co. Incorporated
                                                                     (Milwaukee, WI), most
                                                                     recently as Managing
                                                                     Director and Director of
                                                                     Equity Research.




Other Officers


    Name, Address, Age and           Term of Office and Length        Principal Occupation(s)        Directorships
          Position(s)                     of Time Served                During Past 5 Years         Held by Officer
--------------------------------    ----------------------------     --------------------------    -------------------


Kathleen M. Lauters, 52             Chief  Compliance   Officer      September, 2004 to            None
100 East Wisconsin Avenue,          since  September  2004  (at      present:  CCO; From June
Suite 2200                          Discretion of Board)             1995 to September 2004
Milwaukee, WI 53202                                                  employed by Strong
                                                                     Capital Management
                                                                     (Menomonee Falls, WI),
                                                                     most recently as Senior
                                                                     Compliance Analyst

Camille F. Wildes, age 52           Vice President and               Vice President of             None
100 East Wisconsin Avenue           Assistant Treasurer since        Fiduciary Management,
Suite 2200                          1999 (One year term for          Inc.
Milwaukee, WI  53202                each office)
Vice President and Assistant
Treasurer

Donald S. Wilson, age 61            Vice President and               Vice Chairman and             FMI Common Stock
100 East Wisconsin Avenue           Secretary since 1996 (One        Treasurer of Fiduciary        Fund, Inc. and
Suite 2200                          year term for each office)       Management, Inc.              FMI Mutual Funds,
Milwaukee, WI  53202                                                                               Inc.
Vice President and Secretary






                  The Corporation's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the

Board of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The Corporation's Board of Directors has no other committees. The Corporation's Board of Directors met four times during the fiscal year ended September 30, 2004, and all of the directors (with the exception of Mr. English and Mr. Lane) attended each of those meetings. Mr. English attended three of the four meetings and Mr. Lane attended two of the four meetings. The audit committee met once during the fiscal year ended September 30, 2004, and all of the members attended that meeting.


Compensation

                  During the fiscal year ended September 30, 2004, the Corporation paid a total of $36,000 in director's fees. Currently the Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $2,000 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $1,000. Beginning June 30, 2004, directors may elect to defer the receipt of some or all of the compensation they earn as directors. Amounts deferred increase or decrease in value as if they had been invested in shares of the Focus Fund.



                               COMPENSATION TABLE


                                                      Pension or                                 Total Compensation
                               Aggregate         Retirement Benefits           Estimated        from Corporation and
                           Compensation from      Accrued as Part of     Annual Benefits Upon   Fund Complex Paid to
     Name of Person          Corporation(1)          Fund Expenses           Retirement           Directors(1)(2)
     --------------           -----------            -------------           ----------           ---------------



Interested Directors
Patrick J. English              0                         0                        0                   0
Ted D. Kellner                  0                         0                        0                   0
Richard E. Lane                 0                         0                        0                   0
Non-Interested Directors
Barry K. Allen                $9,000                      0                        0                $15,750
George D. Dalton              $9,000                      0                        0                $15,750
Gordon H. Gunnlaugsson        $9,000                      0                        0                $15,750
Paul S. Shain                 $9,000                      0                        0                $15,750





--------------------
(1) Includes amounts deferred at the election of the director. At September 30, 2004, the total amount of deferred compensation payable to each director by the Focus Fund was $2,915.

(2) FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and the Corporation were the only investment companies in the Fund Complex during the fiscal year ended September 30, 2004.



                  The Corporation, the Focus Fund's investment adviser and the Focus Fund's sub-adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Focus Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Focus Fund or is being purchased or sold by the Focus Fund.

                  The Fund votes proxies in accordance with the Focus Fund's sub-adviser's proxy voting policy. In general the Sub-Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. The Sub-Adviser generally votes in favor of the re-election of directors and the appointment of auditors. The Sub-Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Sub-Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Sub-Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. The Sub-Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not. The Sub-Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees. The Sub-Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. The Sub-Adviser generally supports management with respect to social issues (i.e., issues relating to the environment, labor, etc.)

                  In the event that a vote presents a conflict of interest between the interests of the Fund and the Sub-Adviser, the Sub-Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange. On other issues, the Sub-Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs.


                  Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                           DOLLAR RANGE OF FUND SHARES


                  The following table sets forth the dollar range of equity securities of the Focus Fund beneficially owned by each director as of December 31, 2003, which is also the valuation date:




                                                                      Aggregate Dollar Range of Equity Securities in
                                      Dollar Range of Equity            All Funds Overseen by Director in Family of
      Name of Director                Securities in the Fund                      Investment Companies(1)
------------------------------     ------------------------------     ------------------------------------------------


Interested Directors

Patrick J. English                         $1 - $10,000                                Over $100,000

Ted D. Kellner                             Over $100,000                               Over $100,000

Richard E. Lane                            Over $100,000                               Over $100,000

Non-Interested Directors

Barry K. Allen                          $50,001 - $100,000                             Over $100,000

George D. Dalton                           Over $100,000                               Over $100,000

Gordon H. Gunnlaugsson                   $10,001 - $50,000                             Over $100,000

Paul S. Shain                           $50,001 - $100,000                             Over $100,000



---------------


(1) The funds included are FMI Common Stock Fund, FMI Focus Fund, FMI Large Cap Fund, FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund and FMI Woodland Small Capitalization Value Fund.



                             PRINCIPAL SHAREHOLDERS



                  Set forth below are the names and addresses of all holders of the Focus Fund's Common Stock who as of December 31, 2004 owned of record or beneficially owned more than 5% of the then outstanding shares of the Focus Fund's Common Stock as well as the number of shares of the Focus Fund's Common Stock beneficially owned by all officers and directors of the Focus Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.




Name and Address                                         Amount and Nature of
Of Beneficial Owner                                      Beneficial Ownership                     Percent of Class
-------------------                                      --------------------                     ----------------
                                              Sole Power   Shared Power      Aggregate
                                              ----------   ------------      ---------



Charles Schwab & Co. Inc. (1)                          -    10,296,036       10,296,036               31.01%
101 Montgomery Street
San Francisco, CA  94104

Prudential  Investment Management Services             -     8,358,624        8,358,624                25.18%
(1)
194 Wood Avenue South
Iselin, NJ  08830

Officers & Directors as                               --            --          116,759 (2)             0.35%
  a group (10 persons)




---------------



(1)  Owned of record only.
(2) Includes 31,537 shares owned by Fiduciary Management, Inc. and retirement plans of Fiduciary Management, Inc.


                  No person is deemed to "control," as that term is defined in the Act, the Focus Fund and the Corporation. The Corporation does not control any person.


                INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR

                  The investment adviser and administrator to the Focus Fund is Fiduciary Management, Inc. (the "Adviser"), and the sub-adviser to the Focus Fund is Broadview Advisors, LLC (the "Sub-Adviser"). The Adviser is controlled by Ted D. Kellner. The Adviser's executive officers include Messrs. Kellner, Wilson and English, Ms. Wildes, Mr. John Brandser, Vice President and Secretary, Ms. Jody Reckard, Vice President, Mr. Bladen Burns, Vice President, Mr. Cyril Arsac, Vice President and Mr. Michael Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson. The Sub-Adviser is controlled by Richard E. Lane and Glenn Primack. The Sub-Adviser's executive officers are Richard E. Lane, President and Glenn Primack, Vice President.


                  Pursuant to an investment advisory agreement between the Focus Fund and the Adviser (the "Advisory Agreement"), the Adviser, at its own expense and without reimbursement from the Focus Fund: (1) provides the Focus Fund with office space, office furnishings, facilities, equipment and personnel necessary to operate and administer the Focus Fund's business and to supervise the provision of services relating to advisory, research, asset allocation, portfolio manager/evaluation activities and other managing and administering of the business and operations of the Focus Fund; (2) provides or oversees the provision of, subject to and in accordance with the investment objective and policies of the Focus Fund and any directions which the Board of Directors may issue to the Adviser, all general management and investment of the assets and security portfolios of the Focus Fund; (3) develops, implements and monitors investment programs; (4) is authorized to select or hire the Sub-Adviser who, subject to the control and supervision of the Board of Directors and the Adviser, has full investment discretion for the Focus Fund and make all the determinations with respect to the investment of the Focus Fund's assets assigned to the Sub-Adviser and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement its decision. The Adviser will also render to the Board of Directors any periodic reports concerning the business or investments of the Focus Fund as the Board of Directors reasonably requests. During the fiscal years ended September 30, 2004, 2003 and 2002, the Focus Fund paid the Adviser advisory fees of $14,667,389, $8,336,753 and $5,653,753, respectively.1

                  The Focus Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement (described below) including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Focus Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Focus Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Focus Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

                  The Adviser has undertaken to reimburse the Focus Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Focus Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2.75%. As of the date of this Statement of Additional Information, the shares of the Focus Fund are not qualified for sale in any state which imposes an expense limitation. Accordingly, the percentage applicable to the Focus Fund is 2.75%. The Focus Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Focus Fund exceeds the expense limitation, the Focus Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Focus Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2004, 2003 and 2002, no expense reimbursement was required.

                  Since May 1, 2001, the Sub-Adviser has been the sole sub-adviser for the Focus Fund. The Sub-Adviser has entered into a sub-advisory agreement with the Focus Fund and the Adviser (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, the Sub-

---------------
         1     For the foregoing, the  Adviser receives an  annual fee  of 1.25%
of the average daily net assets of the Focus Fund.

Adviser is responsible for selecting portfolio securities for investment by the Focus Fund, purchasing and selling securities for the Focus Fund and, upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions in accordance with the terms of the Sub-Advisory Agreement and such operational procedures as may be agreed to from time to time by the Sub-Adviser and the Corporation or the Adviser. For its services to the Focus Fund, the Adviser, not the Focus Fund, pays the Sub-Adviser a monthly fee equal to 1/12 of 0.95% of the average daily net assets of the Focus Fund from the fee that the Adviser receives from the Focus Fund.

                  The Adviser is also the administrator to the Focus Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Focus Fund and the Adviser, the Adviser supervises all aspects of the Focus Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Focus Fund's net asset value, responds to shareholder inquiries, prepares the Focus Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Focus Fund's financial accounts and records and generally assists in all respects of the Focus Fund's operations. For the foregoing the Adviser receives an annual fee of 0.2% on the first $30,000,000 of the average daily net assets of the Focus Fund, 0.1% on the next $70,000,000 of the average daily net assets of the Focus Fund, and 0.05% on the average daily net assets of the Focus Fund in excess of $100,000,000. In addition the Adviser also charges varying fees for Blue Sky filing services. During the fiscal years ended September 30, 2004, 2003 and 2002, the Focus Fund paid the Adviser fees of $673,180, $417,662 and $312,999, respectively, pursuant to the Administration Agreement.


                  The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Focus Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement also will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Sub-Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Corporation.

                  The Board of Directors of the Corporation reviewed the Advisory Agreement and the Sub-Advisory Agreement, the services provided under these agreements and the performance of the Adviser and the Sub-Adviser. Based upon this review, the Board of Directors of the Corporation concluded that it would be in the best interest of the Focus Fund to continue the Advisory Agreement and the Sub-Advisory Agreement. The Corporation's Board of Directors based this conclusion in part on the following determinations:

          - The investment methodologies of the Adviser and the Sub-Adviser fit well with the Focus Fund's investment policies.

          - The Adviser and the Sub-Adviser have the capabilities, resources and personnel necessary to manage the Focus Fund effectively, and have done so.

          - Based on the quality and nature of the services the Adviser and the Sub-Adviser render under the Advisory Agreement and the Sub-Advisory Agreement, the compensation payable to the Adviser and the Sub-Adviser is fair and reasonable.

          - The Adviser and the Sub-Adviser have performed well as advisers to the Focus Fund.

          -    The Focus Fund's expense ratio is reasonable.

                  The benefits derived by the Adviser and the Sub-Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage."

                  Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Focus Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that they shall be automatically terminated if they are assigned. The Sub-Advisory Agreement provides that it may be terminated at any time by the Corporation or the Sub-Adviser, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise, upon giving 60 days' written notice to the other, and will be immediately terminated if the Adviser or its successors cease to be the investment adviser to the Focus Fund. The Sub-Advisory Agreement will automatically terminate if it is assigned.

                  The Advisory Agreement, the Sub-Advisory Agreement, and the Administration Agreement provide that the Adviser (and, with respect to the Sub-Advisory Agreement, the Sub-Adviser) shall not be liable to the Focus Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. They also provide that the Adviser, the Sub-Adviser and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Focus Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                  The Focus Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. Common stock and securities sold short that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded. Common stock and securities sold short that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively "Nasdaq traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price. Securities sold short which are exchange-traded or are Nasdaq-traded securities but which are not traded on the valuation date are valued at the most recent asked price. Other securities, including debt securities, will be valued at the most recent bid price, if market quotations are readily available. Options purchased or written by the Focus Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be moved if the market makes a limited move, in which event the futures contract will be valued at its fair value as determined in good faith by the Sub-Adviser under procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors.


                  The Fund values most money market instruments it holds at their amortized cost. If market quotations are not readily available, the Focus Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Focus Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Focus Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.


                             DISTRIBUTION OF SHARES

                  The Focus Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Focus Fund will benefit from the Plan through increased sales of shares, thereby reducing the Focus Fund's expense ratio and providing greater flexibility in portfolio management. The Plan authorizes payments by the Focus Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Focus Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Focus Fund may be spent by the Focus Fund on any activities or expenses primarily intended to result in the sale of shares of the Focus Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

The Plan permits the Focus Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Focus Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Focus Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Focus Fund, the distributor will directly bear all sales and promotional expenses of the Focus Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Focus Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Focus Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Focus Fund's distribution expenses will be authorized by the officers of the Corporation. To the extent any activity is one which the Focus Fund may finance without a plan pursuant to Rule 12b-1, the Focus Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

                  The Plan may be terminated by the Focus Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Focus Fund. Messrs. Allen, Dalton, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Focus Fund provided for in the Plan requires approval of the shareholders of the Focus Fund and the Board of Directors, including the Rule 12b-1 Directors.

                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Focus Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

                                RETIREMENT PLANS

                  The Focus Fund offers the following retirement plans that may be funded with purchases of shares of the Focus Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts

                  Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and a Coverdell Education Savings Account, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

                  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

                  Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

                  For Traditional and Roth IRAs, the maximum annual contribution generally  is  equal  to the  lesser  of  the  "annual  limit"  or  100%  of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2004, $4,000 for 2005 through 2007 and $5,000 beginning in 2008. After 2008, the
"annual   limit"  will  be  adjusted  to  reflect  cost  of  living   increases.
Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of $500 in 2004 and 2005, and $1,000 beginning in 2006. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

                  Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

                  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

                  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 25% of compensation (disregarding for this purpose compensation in excess of $205,000 per year in 2004). The referenced compensation limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

                  An IRA  may  also be used in  connection  with a  SIMPLE  Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $9,000 per year to the SIMPLE IRA. The applicable dollar limit will increase to $10,000 in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE PLAN may generally contribute an additional "catch-up" contribution for the year of up to $1,500 in 2004 and $2,000 in 2005 and 2006. After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

                  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of either Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

                  A prototype defined contribution plan is available for employers who wish to purchase shares of the Focus Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After 2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $3,000 in 2004, $4,000 in 2005 and $5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. The maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $40,000 or 100% of compensation (earned income). Compensation in excess of $205,000 in 2004 and in subsequent years as periodically indexed for cost-of-living increases is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.

Retirement Plan Fees

                  U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Funds. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.

                  Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

                  Shareholders wishing to invest fixed dollar amounts in the Focus Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

                  The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

                  The right to redeem shares of the Focus Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Focus Fund to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

                  The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Focus Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Focus Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Focus Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Focus Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares in his or her account at any time.

                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Focus Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


                  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

                        ALLOCATION OF PORTFOLIO BROKERAGE


                  Decisions to buy and sell securities for the Focus Fund are made by the Sub-Adviser subject to review by the Corporation's Board of Directors and the Adviser. In placing purchase and sale orders for portfolio securities for the Focus Fund, it is the policy of the Sub-Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Sub-Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Focus Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Sub-Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


                  In allocating brokerage business for the Focus Fund, the Sub-Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Sub-Adviser believes these services have substantial value, they are considered supplemental to the Sub-Adviser's own efforts in the performance of its duties under the Sub-Advisory Agreement. Other clients of the Sub-Adviser may indirectly benefit from the availability of these services to the Sub-Adviser, and the Focus Fund may indirectly benefit from services available to the Sub-Adviser as a result of transactions for other clients. The Sub-Advisory Agreement provides that the Sub-Adviser may cause the Focus Fund to pay a broker which provides brokerage and research services to the Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to the Focus Fund and the other accounts as to which it exercises investment discretion. During the fiscal years ended September 30, 2004, 2003 and 2002, the Focus Fund paid brokerage commissions of $3,250,201 on transactions having a total value of $1,290,306,899; $2,820,966 on transactions having a total value of $856,788,222; and $2,467,861 on transactions having a total value of $807,780,127, respectively. Of the brokerage commissions paid by the Focus Fund in the fiscal year ended September 30, 2004, all the brokerage commissions were paid to brokers who provided research services to the Sub-Adviser other than brokerage commissions of $91,955 on transactions having a total value of $27,896,414.

                                    CUSTODIAN

                  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Focus Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Focus Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Focus Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202, acts as the Focus Fund's transfer agent and dividend disbursing agent.

                                      TAXES

                  The Focus Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. The Focus Fund has so qualified in each of its fiscal years. If the Focus Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Focus Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Focus Fund would not be liable for income tax on the Focus Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Focus Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Focus Fund.

                  The Focus Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Focus Fund are taxable to investors, whether received in cash or in additional shares of the Focus Fund. A portion of the Focus Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  From time to time the Focus Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Focus Fund's dividends paid deduction.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of the Focus Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Focus Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

                  The redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Focus Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Focus Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Focus Fund.

                              SHAREHOLDER MEETINGS

                  The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

                  The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering the Focus Fund and the Large Cap Fund.

                  The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

                  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Focus Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 has served as the independent registered public accounting firm for the Focus Fund since the Focus Fund's inception. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Focus Fund.








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